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                                                                   Exhibit 10.02




Non-Qualified Stock Option Agreements in the following form were entered into by each of the following executive officers covering the following respective numbers of underlying shares of common stock:

Keith Jackson                        72,600 shares
John M. Watkins, Jr.                 37,300 shares



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[Fairchild Semiconductor logo]       Fairchild Semiconductor International, Inc.
                                     Restated Stock Option Plan
                                     Non-Qualified Stock Option Agreement

This is a Non-Qualified Stock Option Agreement dated February 22, 2002 (the Grant Date) between Fairchild Semiconductor International, Inc. (the Company) and [name of executive officer], a regular salaried employee of the Company or one of its subsidiaries (you or the Optionee).

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
Option Grant;           The Company grants you the option to purchase up to [number of shares] shares of the Company's Class A
Exercise Price          Common Stock at an exercise price of $23.80 per share. This option grant is subject to the terms of the
                        Company's Restated Stock Option Plan, a copy of which is enclosed with this agreement, and to the terms of this agreement. If there is a conflict between the terms of this agreement and those of the plan, the terms of the plan will govern.
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Option Term;            The term of your option is 10 years plus one day from the Grant Date. Your option terminates at the end of
Vesting                 the term and cannot be exercised after the term. You can exercise your option only to the extent it has vested. Your option will vest in increments, as follows:

                        Vesting Date                                                           Percentage Vested
                                                                             (included portion that vested the preceding year)
                        1st Anniversary of Grant Date...........................................25%
                        2nd Anniversary of Grant Date...........................................50%
                        3rd Anniversary of Grant Date...........................................75%
                        4th Anniversary of Grant Date..........................................100%
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Termination of          You must remain an employee of the Company or a subsidiary to be able to exercise your option, except as
Employment              follows:

                        Retirement, permanent disability or death. If your employment terminates because of your retirement, permanent disability or death, you (or your estate) will have five years from your termination date to exercise your option, unless the option term ends earlier, in which case you (or your estate) will have until the end of the term to exercise. Retirement means permanently terminating your employment, with no intention of engaging in a full-time job, after reaching age 65, or after reaching age 55 if your age plus your years of service equals 65 or more. This definition of retirement is used only for purposes of this agreement.

                        All other cases. If your employment terminates because you quit, or for any other reason other than retirement, permanent disability or death, you (or your estate, if you die within the period) will have 90 days from your termination date to exercise your option, unless the option term ends earlier, in which case you (or your estate) will have until the end of the term to exercise.

                        Regardless of the cause of your termination, you (or your estate) can exercise your option only to the extent it is vested on your termination date.
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Transferability         Your option is not transferable except by will or the laws of descent and distribution. During your lifetime only you can exercise your option. This option shall not be subject to attachment or similar process. Any attempted sale, pledge, assignment, transfer or other disposition of your option contrary to the provisions of this agreement, or the levy of any attachment or similar process upon your option, shall be null and void without effect.
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Miscellaneous           Nothing in this agreement gives you the right to remain employed by the Company or any subsidiary. This agreement shall be governed by the laws of the State of Maine, without regard to conflicts of law principles. The section and paragraph headings in this agreement are for convenience of reference only and shall not affect the construction or interpretation of this agreement.
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Signatures              Your signature and the signature of an authorized officer of the Company below indicate your and the
                        Company's agreement to the terms of this Non-Qualified Stock Option Agreement as of the Grant Date.

                        OPTIONEE:                                            FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                        [signature of executive officer]                     /s/ Kirk P. Pond
                        [name of executive officer]                          Kirk P. Pond
                        [identification number of executive officer]         Chairman, President and CEO
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